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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of K&F Industries, Inc. on Form S-4 of our report dated January 25, 2002 (November 7, 2002 as to Note 17), appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

New York, New York
January 21, 2003